UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	June 27, 2019

Ameris Bancorp
(Exact Name of Registrant as Specified in Charter)
Georgia	001-13901	58-1456434
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

310 First Street, S.E., Moultrie, Georgia	31768
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(229) 890-1111

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	ABCB	Nasdaq Global Select Market

Item 2.01	Completion of an Acquisition or Disposition of Assets.

On July 1, 2019, Ameris Bancorp, a Georgia corporation (“Ameris”), completed its previously-announced acquisition of Fidelity Southern Corporation, a Georgia corporation (“Fidelity”), pursuant to the Agreement and Plan of Merger, dated as of December 17, 2018 (the “Merger Agreement”), by and between Ameris and Fidelity. The acquisition was effected through the merger of Fidelity with and into Ameris (the “Merger”), with Ameris surviving the Merger. Immediately following the Merger, Fidelity’s wholly owned bank subsidiary, Fidelity Bank, merged with and into Ameris’s wholly owned bank subsidiary, Ameris Bank (the “Bank Merger”), with Ameris Bank surviving the Bank Merger.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, no par value per share, of Fidelity (“Fidelity Common Stock”) issued and outstanding immediately prior to the Effective Time (except for shares that were by held by Fidelity as treasury shares or by Ameris or any wholly owned subsidiary of Ameris or Fidelity immediately prior to the Effective Time, subject to certain customary exceptions, which were cancelled in the Merger) was converted into the right to receive 0.80 shares (the “Exchange Ratio”) of common stock, par value $1.00 per share, of Ameris (“Ameris Common Stock”). No fractional shares of Ameris Common Stock were issued in the Merger, and Fidelity’s shareholders became entitled to receive cash in lieu of fractional shares.

Further, pursuant to the terms of the Merger Agreement, at the Effective Time: (i) each outstanding Fidelity restricted stock award fully vested and was cancelled and converted into the right to receive 0.80 shares of Ameris Common Stock for each share of Fidelity Common Stock underlying such award; and (ii) each outstanding Fidelity stock option fully vested and was converted automatically into an option to purchase shares of Ameris Common Stock, with the number of underlying shares and per share exercise price of such option adjusted to reflect the Exchange Ratio.

As a result of the Merger, Ameris will issue approximately 22,203,652 shares of Ameris Common Stock to former holders of Fidelity Common Stock, which based on the closing price of Ameris Common Stock on June 28, 2019, had a value of approximately $870.2 million. Each share of Ameris Common Stock outstanding immediately prior to the Merger remained outstanding and was unaffected by the Merger.

The foregoing description of the Merger and the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached to this Current Report on Form 8-K (the “Report”) as Exhibit 2.1 and is incorporated into this Report by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the Merger, Ameris assumed Fidelity’s rights and obligations under, and relating to, Fidelity’s outstanding:

(i)	$15,464,000 of Floating Rate Junior Subordinated Deferrable Interest Debentures due 2033, originally issued under that certain Indenture between Fidelity and U.S. Bank National Association, as trustee (the “U.S. Bank”), dated as of June 26, 2003 (the “2003 Indenture”), which debentures bear interest that adjusts quarterly at a rate per annum equal to the three-month LIBOR plus 3.10% (the “2033 Debentures”);

(ii)	$10,310,000 of Floating Rate Junior Subordinated Deferrable Interest Debentures due 2035, originally issued under that certain Indenture between Fidelity and Wilmington Trust Company, as trustee (the “Wilmington”), dated as of March 17, 2005 (the “2005 Indenture”), which debentures bear interest that adjusts quarterly at a rate per annum equal to the three-month LIBOR plus 1.89% (the “2035 Debentures”); and

(iii)	$20,619,000 of Fixed/Floating Rate Junior Subordinated Deferrable Interest Debentures due 2037, originally issued under that certain Indenture between Fidelity and Wilmington, as trustee, dated as of August 20, 2007 (the “2007 Indenture” and, together with the 2003 Indenture and the 2005 Indenture, the “Indentures”), which debentures bear interest that adjusts quarterly at a rate per annum equal to the three-month LIBOR plus 1.40% (the “2037 Debentures” and, together with the 2033 Debentures and the 2035 Debentures, the “Debentures”).

In connection with the Merger: (i) Ameris, Fidelity and U.S. Bank, as trustee, entered into a First Supplemental Indenture, dated as of July 1, 2019, which amends and supplements the 2003 Indenture (the “2003 Supplemental Indenture”); and (ii) Ameris, Fidelity and Wilmington, as trustee, entered into (x) a First Supplemental Indenture, dated as of July 1, 2019, which amends and supplements the 2005 Indenture (the “2005 Supplemental Indenture”), and (y) a First Supplemental Indenture, dated as of July 1, 2019, which amends and supplements the 2007 Indenture (the “2007 Supplemental Indenture” and, together with the 2003 Supplemental Indenture and the 2005 Supplemental Indenture, the “Supplemental Indentures”).

Pursuant to the 2003 Supplemental Indenture, the 2005 Supplemental Indenture and the 2007 Supplemental Indenture, Ameris assumes: (i) the due and punctual payment of the principal of, and interest on, the 2003 Debentures, the 2005 Debentures and the 2007 Debentures, respectively, in accordance with their terms; and (ii) the due and punctual performance and observance of each and every covenant and condition of Fidelity under the 2003 Indenture, the 2005 Indenture and the 2007 Indenture, respectively.

The foregoing description of the Debentures, the Indentures and the Supplemental Indentures is not complete and is qualified in its entirety by reference to the full text of such documents, copies of which are attached to this Report as Exhibits 4.1 through 4.9 and are incorporated into this Report by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 27, 2019, Dennis J. Zember Jr. resigned from his positions as President, Chief Executive Officer and a director of Ameris. On June 27, 2019, following such resignation, the Board of Directors of Ameris (the “Ameris Board”) appointed Andrew B. Cheney to serve as Ameris’s interim principal executive officer.

On June 28, 2019, in connection with the Merger and effective upon the Effective Time, Ameris increased the size of the Ameris Board by five members to fourteen members, and appointed the following former members of Fidelity’s Board of Directors to fill the resulting vacancies: James B. Miller, Jr., H. Palmer Proctor, Jr., Gloria A. O’Neal, Rodney D. Bullard and Wm. Millard Choate (collectively, the “New Directors”). The New Directors will serve as directors of Ameris pursuant to the Bylaws of Ameris, as amended (the “Bylaws”), and until the next annual meeting of shareholders of Ameris or until his or her successor is duly elected and qualified or until his or her earlier resignation, removal or death.

In connection with their service, each of the New Directors (except for Messrs. Miller and Proctor) will receive compensation under Ameris’s non-employee director compensation program, as described in the section titled “Compensation of Directors” in Ameris’s definitive proxy statement for its 2019 Annual Meeting of Shareholders, filed with the U.S. Securities and Exchange Commission (the “Commission”) on April 1, 2019, which description is incorporated by reference into this Report.

Also on June 28, 2019, in connection with the Merger and effective upon the Effective Time, Mr. Miller, former Chairman and Chief Executive Officer of Fidelity, was elected as Executive Chairman of Ameris and Ameris Bank, and Mr. Proctor, former President of Fidelity and Chief Executive Officer of Fidelity Bank, was elected Chief Executive Officer of Ameris and Ameris Bank, replacing Mr. Cheney as principal executive officer of Ameris.

As previously described in the joint proxy statement/prospectus contained in the Registration Statement (File No. 333-229626) filed by Ameris with the Commission on March 22, 2019 (the “Joint Proxy Statement/Prospectus”), each of Messrs. Miller and Proctor has entered into employment agreements with Ameris (together, the “Employment Agreements”) setting forth the terms of their employment with Ameris following the Effective Time. For a description of the Employment Agreements and additional information about the arrangements and transactions with respect to Messrs. Miller and Proctor, see the section in the Joint Proxy Statement/Prospectus titled “The Merger – Interests of Fidelity’s Directors and Executive Officers in the Merger.” Such description and information is incorporated by reference into this Report.

On June 30, 2019, Ameris and Mr. Proctor entered into an Amendment to Employment Agreement (the “Amendment”) which amended his Employment Agreement to reflect his promotion to Chief Executive Officer of Ameris. The Amendment does not otherwise modify the terms of Mr. Proctor’s employment with Ameris.

Certain biographical information for Messrs. Cheney, Miller, Proctor is set forth below:

Mr. Cheney (age 69) held various senior executive positions with Ameris from 2009 through his retirement in 2017, including Executive Vice President, Chief Banking Executive and Chief Operating Officer. Since his retirement, Mr. Cheney has provided services to Ameris pursuant to consulting agreements under which he received $350,000 for his services in 2018 and will receive annual compensation of $275,000 in 2019, with the possibility of a discretionary bonus.

Mr. Miller (age 79) served as Chairman of the Board and Chief Executive Officer of Fidelity since 1979, as President of Fidelity from 1979 to April 2006, as a director of Fidelity Bank since 1976, as President of Fidelity Bank from 1977 to 1997 and from December 2003 through September 2004, as Chief Executive Officer of Fidelity Bank from 1977 to 1997 and from December 2003 until to April 2017, and as Chairman of Fidelity Bank since 1998. Mr. Miller also has served as Chairman of Berlin American Companies and other family investment companies since 1977; as a director of Interface, Inc., the world’s largest carpet tile manufacturing company, since 2000; and as a director of American Software Inc., a software development company, since 2002.

Mr. Proctor (age 51) served as President of Fidelity since April 2006, as Chief Executive Officer of Fidelity Bank since April 2017, as President of Fidelity Bank since October 2004, and as a director of Fidelity Bank since 2004. Mr. Proctor also has served as a director of Brown and Brown, Inc., an independent insurance intermediary, since 2012, and as Chairman of the Georgia Bankers Association from 2017 to 2018.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 28, 2019 and effective upon the Effective Time, the Ameris Board amended and restated the last sentence of Article III, Section 2(a) of the Bylaws to read as follows: “With the exception of James B. Miller, Jr., each director shall retire at the annual meeting following the date such director attains the age of 75.”

Prior to such amendment, the Bylaws, as then in effect, provided that “Each director shall retire at the annual meeting following the date such director attains the age of 75.”

Item 8.01	Other Events.

On July 1, 2019, Ameris issued a press release announcing the completion of the Merger, a copy of which is attached to this Report as Exhibit 99.1 and incorporated into this Report by reference.

Item 9.01	Financial Statements and Exhibits.

(a)                Financial Statements of Business Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 days after the date upon which this Report was required to be filed with the Commission.

(b)                Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 days after the date upon which this Report was required to be filed with the Commission.

(d)       Exhibits.

2.1

Agreement and Plan of Merger, dated as of December 17, 2018, by and between Ameris Bancorp and Fidelity Southern Corporation (incorporated by reference to Exhibit 2.1 to Ameris Bancorp’s Current Report on Form 8-K filed on December 17, 2018).*

3.1	Bylaws of Ameris Bancorp, as amended and restated through July 1, 2019.
4.1	Indenture between Ameris Bancorp (as successor to Fidelity Southern Corporation) and U.S. Bank National Association, dated as of June 26, 2003.
4.2	First Supplemental Indenture, among Ameris Bancorp, Fidelity Southern Corporation and U.S. Bank National Association, dated as of July 1, 2019.
4.3	Form of Floating Rate Junior Subordinated Deferrable Interest Debentures due 2033 (included as Exhibit A to the Indenture filed herewith as Exhibit 4.1).
4.4	Indenture between Ameris Bancorp (as successor to Fidelity Southern Corporation) and Wilmington Trust Company, dated as of March 17, 2005.
4.5	First Supplemental Indenture, among Ameris Bancorp, Fidelity Southern Corporation and Wilmington Trust Company, dated as of July 1, 2019.
4.6	Form of Floating Rate Junior Subordinated Deferrable Interest Debentures due 2035 (included as Exhibit A to the Indenture filed herewith as Exhibit 4.4).
4.7	Indenture between Ameris Bancorp (as successor to Fidelity Southern Corporation) and Wilmington Trust Company, dated as of August 20, 2007.
4.8	First Supplemental Indenture, among Ameris Bancorp, Fidelity Southern Corporation and Wilmington Trust Company, dated as of July 1, 2019.
4.9	Form of Fixed/Floating Rate Junior Subordinated Deferrable Interest Debentures due 2037 (included as Exhibit A to the Indenture filed herewith as Exhibit 4.7).
99.1	Press release, dated July 1, 2019.

*       Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules and similar attachments have been omitted. The registrant hereby agrees to furnish a copy of any omitted schedule or similar attachment to the Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERIS BANCORP

By:	/s/ Nicole S. Stokes
Nicole S. Stokes
Executive Vice President and Chief Financial Officer

Date: July 1, 2019